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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
_______________________________________________________________________

                            FORM 8-K

                         CURRENT REPORT
PURSUANT TO SECTION 13  OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
_______________________________________________________________________

Date of Report (Date of earliest event reported) October29, 2007


             ASIA AUTOMOTIVE ACQUISITION CORPPORATION
      (Exact Name of Each Registrant as Specified in its Charter)


DELAWARE                        333-127755             20-3022522

(State or other         (Commission File Number)     (I.R.S. Employer
 jurisdiction                                         Identification
 of Incorporation or                                  Number)
 organization)


       199 PIERCE STREET, SUITE 202 BIRMINGHAM, MICHIGAN 48009
             (Address of principal executive offices)

                       (248) 593-8330
         (Registrant's telephone number, including area code)

_______________________________________________________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 {X} Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 { } Soliciting material pursuant to Rule 14a-12(b) under the Exchange
     Act (17 CFR 240.14a-12(b))

 { } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 { } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Announcement of Material Event

Asia Automotive Acquisition Corporation ("AAAC") announced today that it has amended the Equity Acquisition Agreement ("EAA") executed on July 24, 2007 between AAAC and the stockholders of Hunan TX Enterprise Co. Ltd ("Hunan TX") pursuant to which the expiration date was extended from November 15, 2007 to February 6, 2008.

AAAC announced on July 25, 2007 that it entered into the EAA with Hunan TX as described in AAAC's Current Reports on Form 8-K dated July 25,2007, August 13,2007, September 18, 2007 and the filing of a Preliminary Proxy Statement on September 20, 2007.





Date: October29, 2007

ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren

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William R. Herren
Chairman


By: /s/ Rudy Wilson

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Rudy Wilson
Chief Executive Officer